UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 28, 2015

HOMESTREET, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)
(206) 623-3050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders
On May 28, 2015, HomeStreet, Inc. (the “Company”) held its 2015 Annual Meeting of Shareholders (the “Annual Meeting”). Company shareholders approved Proposals 1 and 2 as described in the Company's Definitive Proxy Statement for the 2015 Annual Meeting (the “Proxy Statement”) on Schedule 14A, which was filed with the Securities and Exchange Commission on April 27, 2015.
The proposals voted on and approved by the shareholders at the Annual Meeting were as follows:

Proposal 1
Company shareholders re-elected the following three Class I directors with terms ending in the year 2018 and the voting results are set forth below.

Nominee	For	Against	Abstain	Broker Non-Votes

Scott M. Boggs (Class I)	14,539,991.6	1,417,093.0	152,172.6	2,562,324.0
Timothy R. Chrisman (Class I)	15,460,831.2	389,013.0	259,413.0	2,562,324.0
Douglas I. Smith (Class I)	14,088,545.0	1,670,004.0	350,708.2	2,562,324.0

Company shareholders re-elected the following three Class I directors as Class II directors with terms ending in the year 2016 and the voting results are set forth below.

Nominee	For	Against	Abstain	Broker Non-Votes

Mark K. Mason (Class II)	15,248,353.2	418,012.0	442,892.0	2,562,324.0
Donald R. Voss (Class II)	15,794,862.2	248,709.0	65,686.0	2,562,324.0

Proposal 2
Company shareholders approved, as set forth below, the ratification of appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015.

	For	Against	Abstain

Appointment of Deloitte & Touche LLP	18,637,045.2	16,920.0	17,616.0

Item 7.01	Regulation FD Disclosure
The information provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document filed by the Company pursuant to the Exchange Act or the Securities Act except as shall be expressly set forth by specific reference in such filing or document. The information provided pursuant to this Item 7.01 shall instead be deemed “furnished.”
HomeStreet, Inc. is hereby furnishing a slide presentation that CEO Mark K. Mason gave at the 2015 annual meeting of shareholders of HomeStreet, Inc held on May 28, 2015. The slide presentation is included as Exhibit 99.1 to this report and will be available on HomeStreet's investor relations web site at http://ir.homestreet.com. Included as Exhibit 99.2 to this report is a reconciliation of certain non-GAAP measures contained in the slide presentation. The presentation includes forward looking statements within the meaning of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and the rules under each of those statutes. Please refer to the registrant’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2014; our most recent Quarterly Report on Form 10-Q; and our other filings made from time to time with the Securities and Exchange Commission for a list of cautionary statements about facts, circumstances, conditions and risks that may cause us to deviate from the expectations set forth in this presentation.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.
Exhibit 99.1    HomeStreet, Inc. slide presentation from the 2015 annual shareholder meeting held on May 28, 2015.
Exhibit 99.2    HomeStreet, Inc. reconciliation of certain non-GAAP measures contained in the slide presentation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 29, 2015.

HomeStreet, Inc.

By:	/s/ Godfrey B. Evans
Godfrey B. Evans
Executive Vice President, Chief Administrative
Officer, General Counsel and Corporate Secretary